Exhibit 4.1

Fixed Rate Cumulative	Fixed Rate Cumulative
Perpetual Preferred Stock, Series A	Perpetual Preferred Stock, Series A
No Par Value

Certificate Number PA 00001	WESTAMERICA BANCORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA	Shares 83,726

THIS CERTIFIES THAT	UNITED STATES DEPARTMENT OF THE TREASURY
TRANSFER OF THIS CERTIFICATE IS RESTRICTED SEE LEGEND ON REVERSE SIDE
IS THE OWNER OF **Eighty Three Thousand Seven Hundred Twenty-Six (83,726) **
FULLY PAID AND NON-ASSESSABLE SHARES OF THE FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A OF WESTAMERICA BANCORPORATION
transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Articles of Incorporation, all amendments thereto, and the Bylaws of the Corporation, and to the rights, preferences, and voting powers of the Preferred Stock of the Corporation now or hereafter outstanding; the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference.
Any shareholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class of series of stock and the designation thereof; and a copy of the Corporation’s Articles of Incorporation, all amendments thereto, including the Certificate of Determination of Fixed Rate Cumulative Perpetual Preferred Stock, Series A setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and the Bylaws.
IN WITNESS THEREOF, Westamerica Bancorporation has caused this certificate to be executed by signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.
DATED: February 13, 2009

/s/ Jennifer J. Finger Senior Vice President & Treasurer

/s/ Kris Irvine
Secretary

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
FOR VALUE RECEIVED                      hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                        shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                                   Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
Signature

Signature

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(Banks, Stockbrokers, Savings and Loan Associations
and Credit Unions) WITH MEMBERSHIPS IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.